Exhibit 99.2

[EITHER]

“[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR PURSUANT TO AN EXEMPTION FROM REGISTRATION OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

[OR]

“[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS [EXERCISABLE] [CONVERTIBLE]] HASBEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION; HEDGING TRANSACTIONS INVOLVING THE SHARES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

No. 2009-[ ]	$ [AMOUNT]

SINO CLEAN ENERGY, INC.

10% Senior Secured Convertible Note

Due June [   ], 2012

 This 10% Senior Secured Convertible Note (the “Note”) is issued by SINO CLEAN ENERGY, INC. ,   a Nevada corporation (the “Obligor”), to [NAME OF HOLDER] (the “Holder”), pursuant to that certain Securities Purchase Agreement (the “Purchase Agreement”) of even date herewith and is part of a series of notes (the “Notes”) that may be issued from time to time by the Obligor in an aggregate principal amount not to exceed twelve million dollars ($12,000,000) as provided in the Purchase Agreement.  Capitalized terms not otherwise defined shall have the meaning set forth in the Purchase Agreement.

FOR VALUE RECEIVED , the Obligor hereby promises to pay to the Holder or its successors and assigns the principal sum of [AMOUNT] Dollars ($ [AMOUNT] ) together with accrued but unpaid interest and premium thereon in one installment on or before June [   ], 2012 (the “Maturity Date”) in accordance with the following terms:

Interest ..  Subject to Section 2 below, interest shall accrue on the outstanding principal balance hereof from the date of this Note at an annual rate equal to ten percent (10%) and shall be payable quarterly in cash on the first day of January, April, July and October of each year and on the Maturity Date, commencing October 1, 2009 (each an “Interest Payment Date”); provided that if such Interest Payment Date is not a business day in either New York City or Beijing then such interest payment may be made on the succeeding day that is a business day in both New York City and Beijing.  Interest shall be calculated on the basis of a 365-day year and the actual number of days elapsed, to the extent permitted by applicable law.  Interest hereunder will be paid to the Holder or its assignee in whose name this Note is registered on the records of the Obligor regarding registration and transfers of Notes. Notwithstanding anything to the contrary contained herein, this Note shall bear interest (“Default Interest”) at a rate equal to the lower of eighteen percent (18%) or the highest rate permitted by law (the “Default Rate”) upon the occurrence of an Event of Default retroactive to the Issuance Date of this Note on the unpaid Principal Amount of this Note outstanding from time to time through the date on which such Event of Default ceases to exist.

Pledge Agreement and Guaranty.  This Note is secured by the pledge by certain members of the management of the Company of 35,000,000 shares of common stock of the Obligor for the benefit of the holders of this Note and the other Notes pursuant to a pledge agreement of even date herewith (the “Pledge Agreement”) and a Guaranty of even date herewith (the “Guaranty”) from Mr. Baowen Ren (the “Founder”).

This Note is subject to the following additional provisions:

Section 1.                      Events of Default.

(a)           An “Event of Default”, wherever used herein, means any one of the following events (whatever the reason and whether it shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

(i)           Any default in the payment of the principal of, interest on or other charges in respect of this Note, as and when the same shall become due and payable (whether on a Conversion Date or the Maturity Date or by acceleration or otherwise);

(ii)          The Obligor shall fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any breach or default of any provision of this Note (except as may be covered by Section 1(a)(i) hereof) or any Transaction Document (as defined in Section 5) which is not cured with in fifteen (15) calendar days of receipt of written notice of such default from the Holder;

(iii)         The Obligor or any Subsidiary shall commence, or there shall be commenced against the Obligor or any Subsidiary under any applicable bankruptcy or insolvency laws as now or hereafter in effect or any successor thereto, or the Obligor or any Subsidiary commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to the Obligor or any material subsidiary of the Obligor or there is commenced against the Obligor or any Subsidiary any such bankruptcy, insolvency or other proceeding which remains undismissed for a period of 61 days; or the Obligor or any Subsidiary is adjudicated insolvent or bankrupt; or any order of relief or other order approving any such case or proceeding is entered; or the Obligor or any Subsidiary suffers any appointment of any custodian, private or court appointed receiver or the like for it or any substantial part of its property which continues undischarged or unstayed for a period of sixty one (61) days; or the Obligor or any Subsidiary makes a general assignment for the benefit of creditors; or the Obligor or any Subsidiary shall fail to pay, or shall state that it is unable to pay, or shall be unable to pay, its debts generally as they become due; or the Obligor or any Subsidiary shall call a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts; or the Obligor or any Subsidiary shall by any act or failure to act expressly indicate its consent to, approval of or acquiescence in any of the foregoing; or any corporate or other action is taken by the Obligor or any Subsidiary for the purpose of effecting any of the foregoing;

(iv)        The Obligor or any Subsidiary shall default in any of its obligations under any other Note or any mortgage, credit agreement or other facility, indenture agreement, factoring agreement or other instrument under which there may be issued, or by which there may be secured or evidenced any indebtedness for borrowed money or money due under any long term leasing or factoring arrangement of the Obligor or any Subsidiary is in an amount exceeding $500,000, whether such indebtedness now exists or shall hereafter be created and such default shall result in such indebtedness becoming or being declared due and payable prior to the date on which it would otherwise become due and payable;

(v)         Any representation or warranty made by the Obligor under any of the Transaction Documents was, when made, untrue or misleading, the result of which is reasonably likely to have a Material Adverse Effect; or

(vi)        The Obligor shall provide notice to the Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversions of this Note in accordance with the terms hereof.

(b)           If at any time while this Note is outstanding any Event of Default has occurred, the full principal amount of this Note, together with accrued and unpaid interest and other amounts owing in respect thereof, to the date of acceleration shall become at the Holder's election, immediately due and payable in cash, provided however, the Holder may request (but shall have no obligation to request) payment of such amounts in Common Stock of the Obligor. In addition to any other remedies, the Holder shall have the right (but not the obligation) to convert this Note and all then accrued and unpaid interest at any time after an Event of Default at the Conversion Price (as defined in Section 3(c)(i) ) then in-effect.  The Holder need not provide and the Obligor hereby waives any presentment, demand, protest or other notice of any kind, and the Holder may immediately and without expiration of any grace period enforce any and all of its rights and remedies hereunder and all other remedies available to it under applicable law. Such declaration may be rescinded and annulled by Holder at any time prior to payment hereunder. No such rescission or annulment shall affect any subsequent Event of Default or impair any right consequent thereon.  Upon an Event of Default, notwithstanding any other provision of this Note or any Transaction Document, the Holder shall have no obligation to comply with or adhere to any limitations, if any, on the conversion of this Note or the sale of the Underlying Shares.

Section 2.        Holder’s Repurchase Right.  The Holder shall have the right to require the Obligor to repurchase this Note in whole or in part at the Early Redemption Amount upon the occurrence of any Change of Control Transaction or if the Common Stock shall cease to be quoted for trading or listing for trading on either the OTC Bulletin Board, or if then listed on the NASDAQ Capital Market, the New York Stock Exchange or NYSE Amex Equities (each, a “Subsequent Market”) shall cease to be quoted for trading or listing on such Subsequent Market and shall not again be quoted or listed for trading on the OTC Bulletin Board or, if then listed on a Subsequent Market, such Subsequent Market within fifteen (15) Trading Days of such delisting.  At any time following the occurrence of an event described in the preceding sentence, the Holder may elect to exercise such Holder’s repurchase right by sending the Obligor a notice briefly describing the event that has given rise to such Holder’s repurchase right and specifying the portion of this Note with respect to which such Holder wishes to exercise such Holder’s repurchase right and a date not less than 30 days nor more than 60 days from the date of the notice on which the Note is to be repurchased.   “Early Redemption Amount” shall mean an amount equal to 100% of the aggregate principal amount of this Note plus a premium such that the total cash yield to maturity of this Note (calculated to the date of repurchase by the Obligor) shall be 15% per annum; provided that such yield to maturity shall be 18% per annum if an Event of Default has occurred on or prior to the date of repurchase.

Section 3.                      Conversion.

(a)             Conversion at Option of Holder.

(i)           This Note shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock at the option of the Holder, in whole or in part, at any time. On or prior to the Maturity Date, the number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the outstanding principal amount of this Note as of the Conversion Date by (y) the Conversion Price. After the Maturity Date, the number of shares of Common Stock issuable upon a conversion hereunder equals the quotient obtained by dividing (x) the then outstanding principal amount of this Note together with all accrued and unpaid interest thereon as of the Conversion Date by (y) the Conversion Price.

(ii)          The Holder shall effect conversion by delivering to the Obligor a completed notice in the form attached hereto as Exhibit A (a “Conversion Notice”).  The date on which a Conversion Notice is delivered is a “Conversion Date.” The Holder is required to physically surrender this Note to the Obligor in order to effect the conversion hereof. In case of less than full conversion, the Obligor shall, upon each such conversion, execute and deliver to the Holder a new certificate representing the unconverted portion of this Note.

(b)             Conversion Price and Adjustments to Conversion Price.

(i)           The conversion price in effect on any Conversion Date shall be $0.19 (the “Conversion Price”). The Conversion Price may be adjusted pursuant to the other terms of this Note and shall automatically reset effective as of January 1, 2010 to a new Conversion Price that is 75% of the Conversion Price then in effect if the Obligor does not meet the Fiscal Year 2009 Performance Threshold.  “Fiscal Year 2009 Performance Threshold” shall mean, for the fiscal year ending December 31, 2009, (A) if at least $6,000,000 aggregate principal amount of Notes are issued on or prior to July 20, 2009, the achievement by the Obligor of Revenue of at least $40 million and Net Income of at least $10 million or (B) if less than $6,000,000 aggregate principal amount of Notes are so issued on or prior to July 20, 2009, the achievement by the Obligor of Revenue of at least $35 million and Net Income of at least $8 million.  Additionally, the Conversion Price may be adjusted pursuant to the other terms of this Note and shall automatically reset effective as of January 1, 2011 to a new Conversion Price that is 80% of the Conversion Price then in effect if the Obligor does not meet the Fiscal Year 2010 Performance Threshold.  “Fiscal Year 2010 Performance Threshold” shall mean, for the fiscal year ending December 31, 2010, the achievement by the Obligor of Revenue of at least $70 million and Net Income of at least $15 million. “Revenue” shall mean audited revenue as reported in the Obligor’s annual report on Form 10-K for such fiscal year (the “Annual Report”).  “Net Income” shall mean the sum of (A) the audited net income as reported in the Annual Report plus (B) any non-cash charges incurred by the Obligor in such fiscal year as a result of the transactions contemplated by the Transaction Documents.

(ii)          If the Obligor, at any time while this Note is outstanding, shall (a) pay a stock dividend or otherwise make a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock, (b) subdivide outstanding shares of Common Stock into a larger number of shares, (c) combine (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (d) issue by reclassification of shares of the Common Stock any shares of capital stock of the Obligor, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding before such event and of which the denominator shall be the number of shares of Common Stock outstanding after such event. Any adjustment made pursuant to this Section shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

(iii)         If the Obligor, at any time while this Note is outstanding, shall issue rights, options or warrants to all holders of Common Stock (and not to the Holder) entitling them to subscribe for or purchase shares of Common Stock at a price per share less than the Conversion Price (the “New Securities Issuance Price”), then the Conversion Price shall be reduced effective concurrently with such issuance to the New Securities Issuance Price.

(iv)         If the Obligor or any subsidiary thereof, as applicable, at any time while this Note is outstanding, shall issue shares of Common Stock or Common Stock Equivalents, other than Excluded Issuances, entitling any Person to acquire shares of Common Stock, at a New Securities Issuance Price less than the Conversion Price (if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which is issued in connection with such issuance, be entitled to receive shares of Common Stock at a price per share which is less than the Conversion Price, such issuance shall be deemed to have occurred for less than the Conversion Price), then the Conversion Price shall be reduced effective concurrently with such issuance to the New Securities Issuance Price. The Obligor shall notify the Holder in writing, no later than one (1) business day following the issuance of any Common Stock or Common Stock Equivalents subject to this subsection, indicating therein the applicable issuance price, or of applicable reset price, exchange price, conversion price and other pricing terms. No adjustment under this Section shall be made as a result of issuances and exercises of options to purchase shares of Common Stock issued for compensatory purposes pursuant to any of the Obligor's stock option or stock purchase plans. “Excluded Issuances” means (i) Common Stock issued in connection with the conversion or exercise of any  Common Stock Equivalents outstanding on the date of the Purchase Agreement and (ii) issuances of Common Stock and Common Stock Equivalents described in Schedule 2.1(c)(8) to the Purchase Agreement .

(v)         If the Obligor, at any time while this Note is outstanding, shall distribute to all holders of Common Stock (and not to the Holder) evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any security (other than Common Stock or Common Stock Equivalents), then in each such case the Conversion Price at which this Note shall thereafter be convertible shall be determined by multiplying the Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the Closing Bid Price determined as of the record date mentioned above, and of which the numerator shall be such Closing Bid Price on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors in good faith. In either case the adjustments shall be described in a statement provided to the Holder of the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

(vi)         In case of any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is converted into other securities, cash or property, the Holder shall have the right thereafter to, at its option,  (A) convert the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of the Common Stock following such reclassification or share exchange, and the Holder of this Note shall be entitled upon such event to receive such amount of securities, cash or property as the shares of the Common Stock of the Obligor into which the then outstanding principal amount, together with all accrued but unpaid interest and any other amounts then owing hereunder in respect of this Note could have been converted immediately prior to such reclassification or share exchange would have been entitled, or (B) require the Obligor to prepay the outstanding principal amount of this Note, plus all interest and other amounts due and payable thereon. The entire prepayment price shall be paid in cash.  This provision shall similarly apply to successive reclassifications or share exchanges.

(vii)       All calculations under this Section 3 shall be rounded up to the nearest $0.001 or whole share.

(viii)      Whenever the Conversion Price is adjusted pursuant to Section 3 hereof, the Obligor shall promptly mail to the Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

(ix)         If (A) the Obligor shall declare a dividend (or any other distribution) on the Common Stock; (B) the Obligor shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock; (C) the Obligor shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights; (D) the approval of any stockholders of the Obligor shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Obligor is a party, any sale or transfer of all or substantially all of the assets of the Obligor, of any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property; or (E) the Obligor shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Obligor; then, in each case, the Obligor shall cause to be filed at each office or agency maintained for the purpose of conversion of this Note, and shall cause to be mailed to the Holder at its last address as it shall appear on the records of the Obligor, at least twenty (20) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to convert this Note during the 20-day calendar period commencing the date of such notice to the effective date of the event triggering such notice.

(x)          In case of any (1) merger or consolidation of the Obligor or any subsidiary of the Obligor with or into another Person, or (2) sale by the Obligor or any subsidiary of the Obligor of more than one-half of the assets of the Obligor in one or a series of related transactions, a Holder shall have the right to (A) exercise any rights under Section 2, (B) convert the then outstanding principal amount of this Note into the shares of stock and other securities, cash and property receivable upon or deemed to be held by holders of Common Stock following such merger, consolidation or sale, and such Holder shall be entitled upon such event or series of related events to receive such amount of securities, cash and property as the shares of Common Stock into which such principal amount of this Note could have been converted immediately prior to such merger, consolidation or sales would have been entitled, or (C) in the case of a merger or consolidation, require the surviving entity to issue to the Holder a convertible note with a principal amount equal to the principal amount of this Note then held by such Holder, plus all accrued and unpaid interest and other amounts owing thereon, which newly issued convertible note shall have terms identical (including with respect to conversion) to the terms of this Note, and shall be entitled to all of the rights and privileges of the Holder of this Note set forth herein and the agreements pursuant to which this Note was issued. In the case of clause (C), the conversion price applicable for the newly issued convertible notes shall be based upon the amount of securities, cash and property that each share of Common Stock would receive in such transaction and the Conversion Price in effect immediately prior to the effectiveness or closing date for such transaction. The terms of any such merger, sale or consolidation shall include such terms so as to continue to give the Holder the right to receive the securities, cash and property set forth in this Section upon any conversion or redemption following such event. This provision shall similarly apply to successive such events.

(d)           Other Provisions.

(i)           The Obligor covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock solely for the purpose of issuance upon conversion of this Note as herein provided, free from preemptive rights or any other actual contingent purchase rights of persons other than the Holder, not less than such number of shares of the Common Stock as shall be issuable (taking into account the adjustments of Section 3(c)) upon the conversion of the outstanding principal amount of this Note and payment of interest hereunder. The Obligor covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly and validly authorized, issued and fully paid, nonassessable.

(ii)          Upon a conversion hereunder the Obligor shall not be required to issue stock certificates representing fractions of shares of the Common Stock, but may if otherwise permitted, make a cash payment in respect of any final fraction of a share based on the Closing Bid Price at such time. If the Obligor elects not, or is unable, to make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

(iii)         The issuance of certificates for shares of the Common Stock on conversion of this Note shall be made without charge to the Holder thereof for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificate, provided that the Obligor shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holder of such Note so converted and the Obligor shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Obligor the amount of such tax or shall have established to the satisfaction of the Obligor that such tax has been paid.

(iv)        Nothing herein shall limit a Holder's right to pursue actual damages or declare an Event of Default pursuant to Section 1 herein for the Obligor’s failure to deliver certificates representing shares of Common Stock upon conversion and such Holder shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief, in each case without the need to post a bond or provide other security. The exercise of any such rights shall not prohibit the Holder from seeking to enforce damages pursuant to any other Section hereof or under applicable law.

Section 4.            Transfer. This Note has been issued subject to investment representations of the original Holder hereof and may be transferred or exchanged only in compliance with the Securities Act of 1933, as amended, and other applicable state and foreign securities laws and the terms of the Purchase Agreement.  In the event of any proposed transfer of this Note, the Obligor may require, prior to issuance of a new Note in the name of such other person, that it receive reasonable transfer documentation that is sufficient to evidence that such proposed transfer complies with the Act and other applicable state and foreign securities laws and the terms of the Purchase Agreement.  Prior to due presentment for transfer of this Note, the Obligor and any agent of the Obligor may treat the person in whose name this Note is duly registered on the records of the Obligor as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Note be overdue, and neither the Obligor nor any such agent shall be affected by notice to the contrary.

Section 5.            Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail; or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Sino Clean Energy, Inc.
Room 1605, Suite B, Zhengxin Building
No. 5, Gaoxin 1st Road
Gaoxin District, Xi’an
Attention: Baowen Ren
Telephone: +86-29-8406-7376
Facsimile: +86-29-8406-7375
Email: marin_lm@163.com

With a copy to:	Richardson & Patel, LLP
10900 Wilshire Boulevard, Suite 500
Los Angeles, CA 90024
Attention: Kevin K. Leung, Esq.
Telephone: (310) 208-1182
Facsimile: (310) 208-1154
Email: kleung@richardsonpate.com

If to the Holder:	At the address specified on Schedule 1 to the Purchase Agreement or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) business days prior to the effectiveness of such change.  Written confirmation of receipt (i) given by the recipient of such notice, consent, waiver or other communication, (ii) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (iii) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

Section 6.                      Definitions.   For the purposes hereof, the following terms shall have the following meanings:

“Change of Control Transaction” means the occurrence of (a) an acquisition after the date hereof by an individual or legal entity or “group” (as described in Rule 13d-5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Obligor, by contract or otherwise) of in excess of fifty percent (50%) of the voting securities of the Obligor (except that the acquisition of voting securities by the Holder shall not constitute a Change of Control Transaction for purposes hereof), (b) a replacement at one time or over time of more than one-half of the members of the board of directors of the Obligor which is not approved by a majority of those individuals who are members of the board of directors on the date hereof (or by those individuals who are serving as members of the board of directors on any date whose nomination to the board of directors was approved by a majority of the members of the board of directors who are members on the date hereof), (c) the merger, consolidation or sale of fifty percent (50%) or more of the assets of the Obligor or any subsidiary of the Obligor in one or a series of related transactions with or into another entity (other than an entity controlled by the Obligor), or (d) the execution by the Obligor of an agreement to which the Obligor is a party or by which it is bound, providing for any of the events set forth above in (a), (b) or (c).

“Closing Bid Price” means the price per share in the last reported trade of the Common Stock on the OTC Bulletin Board or on the Subsequent Market  which the Common Stock is then listed as quoted by Bloomberg, LP.

“Common Stock” means the common stock, par value $0.001, of the Obligor and stock of any other class into which such shares may hereafter be changed or reclassified.

“Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time shares of Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that are at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, shares of Common Stock.

“Conversion Date” shall mean the date upon which the Obligor notifies the Holder of the mandatory conversion of this Note into shares of the Company’s Common Stock, or upon which the Holder gives the Obligor notice of their intention to effectuate a conversion of this Note into shares of the Company’s Common Stock, both as outlined herein; provided that no Event of Default has occurred.

 “Transaction Documents” means the Purchase Agreement or any other agreement delivered in connection with the Purchase Agreement, including, without limitation, this Note, the Warrant, the Guarantee and the Pledge Agreement.

Section 7.             Except as expressly provided herein, no provision of this Note shall alter or impair the obligations of the Obligor, which are absolute and unconditional, to pay the principal of, interest and other charges (if any) on, this Note at the time, place, and rate, and in the coin or currency, herein prescribed.  This Note is a direct obligation of the Obligor. This Note and the other notes issued pursuant to the Transaction Documents shall rank senior to all indebtedness of the Company, second only to bank loans and working capital facilities. As long as this Note is outstanding, the Obligor shall not and shall cause the Subsidiaries not to, without the consent of the Holder, (i) amend its certificate of incorporation, bylaws or other charter documents so as to adversely affect any rights of the Holder; (ii) repay, repurchase or offer to repay, repurchase or otherwise acquire shares of its Common Stock or other equity securities other than as to the Underlying Shares to the extent permitted or required under the Transaction Documents; or (iii) enter into any agreement with respect to any of the foregoing.

Section 8.            This Note shall not entitle the Holder to any of the rights of a stockholder of the Obligor, including without limitation, the right to vote, to receive dividends and other distributions, or, subject to the provisions of the Purchase Agreement, to receive any notice of, or to attend, meetings of stockholders or any other proceedings of the Obligor, unless and to the extent converted into shares of Common Stock in accordance with the terms hereof.

Section 9.             If this Note is mutilated, lost, stolen or destroyed, the Obligor shall execute and deliver, in exchange and substitution for and upon cancellation of the mutilated Note, or in lieu of or in substitution for a lost, stolen or destroyed Note, a new Note for the principal amount of this Note so mutilated, lost, stolen or destroyed but only upon receipt of evidence of such loss, theft or destruction of such Note, and of the ownership hereof, and indemnity, if requested, all reasonably satisfactory to the Obligor.

Section 10.           Without the Holder’s consent, the Obligor will not [and will not permit any of the Subsidiaries to], directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness of any kind other than bank loans and working capital facilities, whether unsecured or secured by any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom that is senior in any respect to or on a parity with the obligations of the Obligor under this Note.

Section 11.           This Note shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of laws thereof.  Each of the parties consents to the jurisdiction of the Superior Courts of the State of New York and the U.S. District Court for the District of New York sitting in New York County in connection with any dispute arising under this Note and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens to the bringing of any such proceeding in such jurisdictions.

Section 12.           If the Obligor fails to strictly comply with the terms of this Note, then the Obligor shall reimburse the Holder promptly for all fees, costs and expenses, including, without limitation, attorneys’ fees and expenses incurred by the Holder in any action in connection with this Note, including, without limitation, those incurred: (i) during any workout, attempted workout, and/or in connection with the rendering of legal advice as to the Holder’s rights, remedies and obligations, (ii) collecting any sums which become due to the Holder, (iii) defending or prosecuting any proceeding or any counterclaim to any proceeding or appeal; or (iv) the protection, preservation or enforcement of any rights or remedies of the Holder.

Section 13.           Any waiver by the Holder of a breach of any provision of this Note shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Note. The failure of the Holder to insist upon strict adherence to any term of this Note on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Note. Any waiver must be in writing.

Section 14.           If any provision of this Note is invalid, illegal or unenforceable, the balance of this Note shall remain in effect, and if any provision is inapplicable to any person or circumstance, it shall nevertheless remain applicable to all other persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder shall violate applicable laws governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum permitted rate of interest. The Obligor covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay, extension or usury law or other law which would prohibit or forgive the Obligor from paying all or any portion of the principal of or interest on this Note as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this indenture, and the Obligor (to the extent it may lawfully do so) hereby expressly waives all benefits or advantage of any such law, and covenants that it will not, by resort to any such law, hinder, delay or impeded the execution of any power herein granted to the Holder, but will suffer and permit the execution of every such as though no such law has been enacted.

Section 15.           Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

Section 16.            THE PARTIES HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION DOCUMENT OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY.  THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PARTIES’ ACCEPTANCE OF THIS AGREEMENT.

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IN WITNESS WHEREOF, the Obligor has caused this 10% Senior Secured Convertible Note to be duly executed by a duly authorized officer as of the date set forth above.

SINO CLEAN ENERGY, INC.

By:
Name: Baowen Ren
Title: Chief Executive Officer

EXHIBIT “A”

NOTICE OF CONVERSION

(To be executed by the Holder in order to convert the Note)

TO:

The undersigned hereby irrevocably elects to convert $ of the principal amount and $_________________________ of accrued and unpaid interest of the above Note into Shares of Common Stock of Sino Clean Energy, Inc., according to the conditions stated therein, as of the Conversion Date written below.

Conversion Date:
Applicable Conversion Price:
Signature:
Name:
Address:	$
Amount to be converted:	$
Amount unconverted:	$
Conversion Price per share:	$
Number of shares of Common Stock to be issued:
Please issue the shares of Common Stock in the following name and to the following address:
Issue to:
Authorized Signature:
Name:
Title:
Phone Number:
Broker DTC Participant Code:
Account Number:

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